UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): June 8, 2022
___________________________________
SHAPEWAYS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-39092 (Commission File Number)	87-2876494 (I.R.S. Employer Identification Number)

30-02 48th Avenue Long Island City, NY		11101
(Address of principal executive offices)		(Zip Code)

(646) 979-9885
(Registrant's telephone number, including area code)
___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.001	SHPW	New York Stock Exchange
Warrants, each warrant exercisable for one share of Common Stock for $11.50 per share	SHPW WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders
On June 8, 2022, Shapeways Holdings, Inc. (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders voted on two proposals, each of which is described in more detail in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 28, 2022.
Only stockholders of record as of the close of business on April 22, 2022, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record dates, 48,846,517 shares of the Company's common stock ("Common Stock") were outstanding and entitled to vote at the Annual Meeting. In deciding all matters at the Annual Meeting, the holders of the the Company's Common Stock had the right to one vote for each share of Common Stock they held as of the record.
The tabulation of the stockholders votes on each proposal brought before the Annual Meeting is as follows:
Proposal 1 - Election of Directors:
The election of two Class I directors to serve as directors until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Robert Jan Galema	31,802,742	748,144	2,923,159
Ryan Kearny	32,278,829	272,057	2,923,159
Proposal 2 - Ratification of Appointment of Withum Smith+Brown as Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2022:

FOR	AGAINST	ABSTENTIONS
35,416,976	41,911	15,158
As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shapeways Holdings Inc.

Dated: June 13, 2022	By:	/s/ Jennifer Walsh
	Name:	Jennifer Walsh
	Title:	Chief Financial Officer